EXHIBIT 99.1

NATURAL RESOURCE PARTNERS L.P.

UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

On July 28, 2016, NRP Oil and Gas LLC ("NRP Oil and Gas"), a wholly owned subsidiary of Natural Resource Partners L.P. (“NRP" or the "Partnership"), closed on the sale of its non-operated oil and gas working interest assets to Lime Rock Resources IV-A, L.P. ("Lime Rock") for $116.1 million, subject to certain post-closing purchase price adjustments. This sale had an effective date of April 1, 2016.

The unaudited consolidated pro forma financial statements presented in this exhibit are based on the Partnership's historical financial statements and are being presented to give effect to this sale of assets to Lime Rock. The unaudited pro forma consolidated balance sheet reflects the sale as if it occurred on March 31, 2016. The unaudited consolidated pro forma statements of income give effect to the sale as if it occurred on January 1, 2013, the beginning of the earliest period presented.

The unaudited pro forma consolidated financial statements, including notes thereto, should be read in conjunction with the Partnership's audited consolidated financial statements and notes thereto for the year ended December 31, 2015, contained in its Annual Report on Form 10-K, as well as in conjunction with the Partnership's unaudited consolidated financial statements and notes thereto for the three months ended March 31, 2016 contained in its Quarterly Report on Form 10-Q.

The pro forma adjustments, described in the related notes, are based on upon presently available information and assumptions that management believes are reasonable under the circumstances as of the date of this filing. Actual adjustments may differ materially from the information presented.The unaudited pro forma consolidated financial information presented is for informational purposes only, and do not reflect what the Partnership's financial position and results of operations would have been had the sale occurred on the dates indicated and these statements are not indicative of the Partnership's future financial position and future results of operations.

i

NATURAL RESOURCE PARTNERS L.P.

ii

NATURAL RESOURCE PARTNERS L.P.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2016
(In thousands)

	Historical	Reclassification Adjustments (1)	Pro Forma Adjustments (2)		Pro Foma
ASSETS
Current assets:
Cash and cash equivalents	$52,097	$—	$40,632	(a)	$92,729
Accounts receivable, net	48,154	—	—		48,154
Accounts receivable—affiliates	7,525	—			7,525
Inventory	7,406	—	—		7,406
Prepaid expenses and other	3,835	—	—		3,835
Total current assets	119,017	—	40,632		159,649
Land	25,022		—		25,022
Plant and equipment, net	57,444	—	—		57,444
Mineral rights, net	1,060,829	—	(107,150)	(b)	953,679
Intangible assets, net	3,701	—	—		3,701
Intangible assets, net—affiliate	52,274	—	—		52,274
Equity in unconsolidated investment	258,939	—	—		258,939
Long-term contracts receivable—affiliate	45,931	—	—		45,931
Other assets	1,204	—	—		1,204
Other assets—affiliate	532	—	—		532
Total assets	$1,624,893	$—	$(66,518)		$1,558,375
LIABILITIES AND CAPITAL
Current liabilities:
Accounts payable	$7,595	$—	$—		$7,595
Accounts payable—affiliates	1,227	—	—		1,227
Accrued liabilities	40,004	(913)	(257)	(c)	38,834
Accrued liabilities—affiliates	—	913	—		913
Current portion of long-term debt, net	154,441	—	(73,696)	(d)	80,745
Total current liabilities	203,267	—	(73,953)		129,314
Deferred revenue	76,750	—	—		76,750
Deferred revenue—affiliates	81,868	—	—		81,868
Long-term debt, net	1,146,958	—	—		1,146,958
Long-term debt, net—affiliate	19,936	—	—		19,936
Other non-current liabilities	5,839	—	(1,637)	(e)	4,202
Commitments and contingencies
Partners’ capital:
Common unitholders’ interest (12.2 million units outstanding)	96,615	—	8,891	(f)	105,506
General partner’s interest	(249)	—	181	(f)	(68)
Accumulated other comprehensive loss	(2,697)	—	—		(2,697)
Total partners’ capital	93,669	—	9,072		102,741
Non-controlling interest	(3,394)	—	—		(3,394)
Total capital	90,275	—	9,072		99,347
Total liabilities and capital	$1,624,893	$—	$(66,518)		$1,558,375

See accompanying notes to unaudited pro forma consolidated financial statements

NATURAL RESOURCE PARTNERS L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET INCOME
THREE MONTHS ENDED MARCH 31, 2016
(In thousands, except per unit data)

	Historical	Reclassification Adjustments (1)	Pro Forma Adjustments (2)		Pro Foma
Revenues and other income:
Coal, hard mineral royalty and other	$28,476	$—	$—		$28,476
Coal, hard mineral royalty and other—affiliates	10,569	—	—		10,569
VantaCore	24,682	—	—		24,682
Oil and gas	7,298	—	(6,925)	(g)	373
Equity in earnings of Ciner Wyoming	9,801	—	—		9,801
Gain on asset sales	21,925	—	—		21,925
Total revenues and other income	102,751	—	(6,925)		95,826

Operating expenses:
Operating and maintenance expenses	30,902	—	(4,117)	(g)	26,785
Operating and maintenance expenses—affiliates, net	3,748	—	(264)	(g)	3,484
Depreciation, depletion and amortization	14,021	—	(4,241)	(g)	9,780
Amortization expense—affiliate	722	—	—		722
General and administrative	3,235	—	—		3,235
General and administrative—affiliates	937	—	—		937
Asset impairments	2,030	—	(137)	(g)	1,893
Total operating expenses	55,595	—	(8,759)		46,836

Income from operations	47,156	—	1,834		48,990

Other income (expense)
Interest expense	(23,748)	462	1,090	(g)	(22,196)
Interest expense—affiliate	—	(462)	—		(462)
Interest income	19	—	—		19
Other expense, net	(23,729)	—	1,090		(22,639)

Net income	$23,427	$—	$2,924		$26,351

Net income attributable to partners:
Limited partners	23,024				25,890
General partner	403				461

Basic and diluted net income per common unit	$1.88				$2.12

Weighted average number of common units outstanding	12,232				12,232

See accompanying notes to unaudited pro forma consolidated financial statements

NATURAL RESOURCE PARTNERS L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET INCOME
YEAR ENDED DECEMBER 31, 2015
(In thousands, except per unit data)

	Historical	Reclassification Adjustments (1)	Pro Forma Adjustments (2)		Pro Foma
Revenues and other income:
Coal, hard mineral royalty and other	$156,638	$—	$—		$156,638
Coal, hard mineral royalty and other—affiliates	89,715	—	—		89,715
VantaCore	139,013	—	—		139,013
Oil and gas	53,565	—	(49,201)	(g)	4,364
Equity in earnings of Ciner Wyoming	49,918	—	—		49,918
Total revenues and other income	488,849	—	(49,201)		439,648

Operating expenses:
Operating and maintenance expenses	155,959	—	(19,016)	(g)	136,943
Operating and maintenance expenses—affiliates, net	16,031	—	(708)	(g)	15,323
Depreciation, depletion and amortization	100,828	(3,621)	(39,912)	(g)	57,295
Amortization expense—affiliate	—	3,621	—		3,621
General and administrative	7,036	—	—		7,036
General and administrative—affiliates	5,312	—	—		5,312
Asset impairments	681,594	—	(297,049)	(g)	384,545
Total operating expenses	966,760	—	(356,685)		610,075

Income from operations	(477,911)	—	307,484		(170,427)

Other income (expense)
Interest expense	(93,827)	1,851	4,065	(g)	(87,911)
Interest expense—affiliate	—	(1,851)	—		(1,851)
Interest income	18	—	—		18
Other expense, net	(93,809)	—	4,065		(89,744)

Net income (loss)	$(571,720)	$—	$311,549		$(260,171)

Net income (loss) attributable to partners:
Limited partners	(559,492)				(254,173)
General partner	(12,228)				(5,998)

Basic and diluted net income (loss) per common unit	$(45.75)				$(20.78)

Weighted average number of common units outstanding	12,232				12,232

See accompanying notes to unaudited pro forma consolidated financial statements

NATURAL RESOURCE PARTNERS L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET INCOME
YEAR ENDED DECEMBER 31, 2014
(In thousands, except per unit data)

	Historical	Reclassification Adjustments (1)	Pro Forma Adjustments (2)		Pro Foma
Revenues and other income:
Coal, hard mineral royalty and other	$172,160	$—	$—		$172,160
Coal, hard mineral royalty and other—affiliates	84,559	—	—		84,559
VantaCore	42,051	—	—		42,051
Oil and gas	59,566	—	(48,834)	(g)	10,732
Equity in earnings of Ciner Wyoming	41,416	—	—		41,416
Total revenues and other income	399,752	—	(48,834)		350,918

Operating expenses:
Operating and maintenance expenses	83,433	—	(17,500)	(g)	65,933
Operating and maintenance expenses—affiliates, net	10,770	—	(573)	(g)	10,197
Depreciation, depletion and amortization	79,876	(3,308)	(17,982)	(g)	58,586
Amortization expense—affiliate	—	3,308	—		3,308
General and administrative	7,287	—	—		7,287
General and administrative—affiliates	3,258	—	—		3,258
Asset impairments	26,209	—	—		26,209
Total operating expenses	210,833	—	(36,055)		174,778

Income from operations	188,919	—	(12,779)		176,140

Other income (expense)
Interest expense	(80,185)	379	662	(g)	(79,144)
Interest expense—affiliate	—	(379)	—		(379)
Interest income	96	—	—		96
Other expense, net	(80,089)	—	662		(79,427)

Net income (loss)	$108,830	$—	$(12,117)		$96,713

Net income (loss) attributable to partners:
Limited partners	106,653				94,779
General partner	2,177				1,934

Basic and diluted net income (loss) per common unit	$9.42				$8.37

Weighted average number of common units outstanding	11,326				11,326

See accompanying notes to unaudited pro forma consolidated financial statements

NATURAL RESOURCE PARTNERS L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF NET INCOME
YEAR ENDED DECEMBER 31, 2013
(In thousands, except per unit data)

	Historical	Reclassification Adjustments (1)	Pro Forma Adjustments (2)		Pro Foma
Revenues and other income:
Coal, hard mineral royalty and other	$213,825	$—	$—		$213,825
Coal, hard mineral royalty and other—affiliates	93,026	—	—		93,026
VantaCore	—	—	—		—
Oil and gas	17,080	—	(5,378)	(g)	11,702
Equity in earnings of Ciner Wyoming	34,186	—	—		34,186
Total revenues and other income	358,117	—	(5,378)		352,739

Operating expenses:
Operating and maintenance expenses	33,211	—	(1,616)	(g)	31,595
Operating and maintenance expenses—affiliates, net	8,821	—	(256)	(g)	8,565
Depreciation, depletion and amortization	64,377	(3,667)	(1,010)	(g)	59,700
Amortization expense—affiliate	—	3,667	—		3,667
General and administrative	11,452	—	—		11,452
General and administrative—affiliates	3,286	—	—		3,286
Asset impairments	734	—	—		734
Total operating expenses	121,881	—	(2,882)		118,999

Income from operations	236,236	—	(2,496)		233,740

Other income (expense)
Interest expense	(64,396)	—	39	(g)	(64,357)
Interest income	238	—	—		238
Other expense, net	(64,158)	—	39		(64,119)

Net income (loss)	$172,078	$—	$(2,457)		$169,621

Net income (loss) attributable to partners:
Limited partners	168,636				166,229
General partner	3,442				3,392

Basic and diluted net income (loss) per common unit	$15.39				$15.17

Weighted average number of common units outstanding	10,958				10,958

See accompanying notes to unaudited pro forma consolidated financial statements

NATURAL RESOURCE PARTNERS L.P.
NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The historical information for Natural Resource Partners L.P. (the "Partnership" or "NRP") is derived from the historical financial statements of the Partnership. The unaudited pro forma consolidated balance sheet as of March 31, 2016 is presented to illustrate the estimated effects of selling the Partnership's non-operated oil and gas working interest assets to Lime Rock Resources IV-A, L.P. ("Lime Rock") as if the transaction had occurred on March 31, 2016. The unaudited pro forma consolidated statements of income are presented for the three months ended March 31, 2016 and for the years ended December 31, 2015, 2014 and 2013 as if the sale transaction had occurred at January 1, 2013, the beginning of the earliest period presented.

The pro forma adjustments are based on available information and assumptions management believes are factually supportable and for income statement purposes are recurring in nature. The pro forma adjustments to reflect the sale of the Partnership's non-operated oil and gas working interest assets to Lime Rock include:

•	the associated assets, liabilities, revenue and expenses associated with the assets sold to Lime Rock;

•	collection of anticipated cash proceeds in the unaudited pro forma consolidated balance sheet as if the sale had occurred on March 31, 2016, net of transaction fees; and

•	the costs of effecting the sale of assets to Lime Rock that are factually supportable (primarily legal and lender fees).

 Note 2. Adjustments to Pro Forma Financial Statements

(1)
Reclassification adjustments reflect prior period amounts that have been reclassified to conform to the current period presentation. The reclassifications had no impact on the Partnership’s overall consolidated financial statements.

(2)	The following pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change:
(a)
Reflects $116.1 million of gross sales proceeds less $75.0 million cash used to pay off the NRP Oil and Gas RBL Facility in full and less $0.5 million cash used to pay accrued interest on the RBL Facility, legal costs and lender fees directly related to the sale transaction.

	(b)	Reflects the assets to be acquired by Lime Rock.
	(c)	Reflects accrued interest related to the RBL Facility paid using a portion of the proceeds from the asset sale as well as removal of short-term asset retirement obligations assumed by Lime Rock.
(d)
Reflects the payment in full of the NRP Oil and Gas RBL Facility using a portion of asset sale proceeds, partially offset by the write off of the associated debt issuance costs. The RBL Facility was secured by a first priority lien and security interest in the non operated oil and gas working interest assets and NRP Oil and Gas was required to use the net proceeds of any asset sale to repay the RBL Facility.

	(e)	Reflects removal of long-term asset retirement obligations assumed by Lime Rock.
	(f)	Reflects the estimated net gain on asset sale had the transaction closed on March 31, 2016.
	(g)	Reflects the removal of revenue and costs directly associated with the non-operated oil and gas working interests assets sold to Lime Rock.